UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 31, 2012

HomeAway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35215	20-0970381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 W. Fifth Street, Suite 300

Austin, Texas 78703

(Address of principal executive offices, including zip code)

(512) 684-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

HomeAway, Inc. (the “Company”) is furnishing the updated presentation slides attached as Exhibit 99.1 to this Current Report, which the Company may from time to time use in conversations with investors and analysts. This presentation will also be posted on the investor relations portion of the Company’s website, www.homeaway.com, during the time period when it is used by the Company.

The information furnished in this Current Report and the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	HomeAway, Inc. Investor Slide Show Presentation, dated August 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEAWAY, INC.

Date: August 31, 2012	By:	/s/ Melissa Frugé
Melissa Frugé Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	HomeAway, Inc. Investor Slide Show Presentation, dated August 31, 2012.